SUMMARY PROSPECTUS

OCTOBER 1, 2011

TIAA-CREF HIGH-YIELD FUND

of the TIAA-CREF Funds

Class Ticker: Retail TIYRX Retirement TIHRX Premier TIHPX Institutional TIHYX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/tcfhy. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated October 1, 2011, as subsequently supplemented, and the sections of the Fund’s shareholder reports dated September 30, 2010 and March 31, 2011 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%	0%
Redemption or Exchange Fee (on shares held less than 60 days)	2.00%	2.00%	2.00%	2.00%
Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%	0%

TIAA-CREF High-Yield Fund  ■  Summary Prospectus     1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Premier Class	Institutional Class
Management Fees	0.35%	0.35%	0.35%	0.35%
Distribution (Rule 12b-1) Fees[1]	0.12%	—	0.15%	—
Other Expenses	0.12%	0.30%	0.05%	0.05%
Total Annual Fund Operating Expenses	0.59%	0.65%	0.55%	0.40%
Waivers and Expense Reimbursements[2]	—	—	—	—
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.59%	0.65%	0.55%	0.40%

1

The Retail Class of the Fund has adopted a Distribution (12b-1) Plan that reimburses the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for its expenses in providing distribution, promotional and shareholder services to Retail Class shares at the annual rate of up to 0.25% of average daily net assets attributable to Retail Class shares.

2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.75% of average daily net assets for Retail Class shares; (ii) 0.65% of average daily net assets for Retirement Class shares; (iii) 0.55% of average daily net assets for Premier Class shares; and (iv) 0.40% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2012, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through September 30, 2012 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Premier Class	Institutional Class
1 Year	$60	$66	$56	$41
3 Years	$189	$208	$176	$128
5 Years	$329	$362	$307	$224
10 Years	$738	$810	$689	$505

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund

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shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2010, the Fund’s portfolio turnover rate was 109% of the average value of its portfolio. During the six-month fiscal period ended March 31, 2011, the Fund’s portfolio turnover rate was 43% (not annualized) of the average value its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loan participations and assignments and notes, as well as convertible securities and preferred stocks. Under normal circumstances, the Fund invests at least 80% of its assets in debt and other fixed-income securities rated lower than investment-grade (and their unrated equivalents) or other high-yielding debt securities. (These are often called “junk” bonds.) Most of these will be securities rated in the BB or B categories by S&P, or the Ba or B categories by Moody’s. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund may invest up to 20% of its assets in the following types of instruments: payment-in-kind or deferred-interest obligations, defaulted securities, asset-backed securities, securities rated lower than B- or its equivalent by at least two rating agencies and securities having limited liquidity.

The Fund can make foreign investments, including investments in emerging market countries, but the Fund does not expect them to be over 20% of its assets. The Fund can have up to 15% of its assets in illiquid securities. The Fund can also invest in U.S. Treasury and agency securities or other short-term instruments when other suitable investment opportunities are not available, or when Advisors would like to build the Fund’s liquidity.

Over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding securities is designed to, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated, lower-yielding securities of similar duration. Advisors attempts to minimize the risks of investing in lower-rated securities by:

• Doing its own credit analysis (independent of the rating agencies). The Fund will buy securities of issuers with a balance of operational and financial risks that Advisors believes make it likely that such issuers will be able to meet their financial obligations;

• Constructing a portfolio of securities diversified by industry, maturity, duration and credit quality; and

• Buying or selling particular securities to take advantage of anticipated changes and trends in the economy and financial markets.

Advisors’ judgment of the value of any particular security is a function of its experience with lower-rated securities, evaluation of general economic and securities market conditions and the financial condition of the security’s issuer.

TIAA-CREF High-Yield Fund  ■  Summary Prospectus     3

Under some market conditions, the Fund may sacrifice potential yield in order to adopt a defensive posture designed to preserve capital.

The Fund may purchase and sell futures, options, swaps and other fixed-income derivative securities and financial instruments to carry out the Fund’s investments strategies.

The benchmark index for the Fund is the BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index.

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk bonds,” are typically in weaker financial health and such securities can be harder to value and sell and their prices can be more volatile. While these securities generally have higher rates of interest, they also involve greater risk of default than do securities of a higher-quality rating.

• Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent the Fund invests in longer duration fixed-income investments.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of its financial instruments over short or extended periods of time.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Fund to properly value its investments and that the Fund may not be able to purchase or sell an investment at an attractive price, if at all.

• Fixed-Income Foreign Investment Risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to the Fund or impair the Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

4     Summary Prospectus  ■  TIAA-CREF High-Yield Fund

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Credit Risk (a type of Issuer Risk)—The risk that the issuer of bonds may not be able or willing to meet interest or principal payments when the bonds become due.

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may be less liquid than those of issuers in more developed countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

• Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Fund may use futures and options, and the Fund may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the prospectus for more detailed information about the risks described above.

PAST PERFORMANCE

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class, Premier Class and Retail Class over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2010, and how those returns compare to those of the Fund’s benchmark index. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

TIAA-CREF High-Yield Fund  ■  Summary Prospectus     5

The returns shown below reﬂect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2011, was 4.66%.

Best quarter: 17.76%, for the quarter ended June 30, 2009. Worst quarter: -12.70%, for the quarter ended December 31, 2008.

6     Summary Prospectus  ■  TIAA-CREF High-Yield Fund

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2010

	Inception Date	One Year		Since Inception
Institutional Class	3/31/06		$
Return Before Taxes		14.61%		8.00%
Return After Taxes on Distributions		11.63%		5.00%
Return After Taxes on Distributions and Sale of
Fund Shares		9.37%		4.99%
Retail Class	3/31/06
Return Before Taxes		14.36%		7.90%
Retirement Class	3/31/06
Return Before Taxes		14.33%		7.72%
Premier Class	9/30/09
Return Before Taxes		14.44%		7.96%*
BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index
(reflects no deductions for fees, expenses or taxes)		14.25%		7.54%†

Current performance of the Fund’s shares may be higher or lower than that shown above.

* The performance shown for the Premier Class that is prior to its inception date is based on performance of the Fund’s Institutional Class. The performance for these periods has not been restated to reflect higher expenses of the Premier Class. If those expenses had been reflected, the performance would have been lower.

† The performance above is calculated from the Institutional Class inception date.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class and after-tax returns for other classes will vary.

For the Fund’s most current 30-day yield, please call the Fund at 800 842-2252.

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following people manage the Fund on a day-to-day basis:

Name:	Kevin R. Lorenz, CFA	Jean Lin
Title:	Managing Director	Managing Director
Experience on Fund:	since 2006	since 2011

PURCHASE AND SALE OF FUND SHARES

Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-

TIAA-CREF High-Yield Fund  ■  Summary Prospectus     7

cref.org. Retirement Class and Premier Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

• The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

• There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

• There is a $100 million aggregate plan size and $1 million initial minimum plan-level investment requirement for Premier Class shares. Premier Class shares are primarily offered through certain financial intermediaries and employer-sponsored employee benefit plans.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone. Redemptions involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee, addressed in “Fees and Expenses” above.

Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy section in the statutory prospectus or any limitations imposed by a third party when shares are held through a third party. Exchanges involving shares of the Fund held less than 60 calendar days may be subject to the Redemption Fee addressed in “Fees and Expenses” above.

TAX INFORMATION

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay

8     Summary Prospectus  ■  TIAA-CREF High-Yield Fund

the intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF High-Yield Fund  ■  Summary Prospectus     9

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